                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 9th of August, 2004, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of the State of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), The Alger Funds, an open-end diversified management investment company organized under the laws of the Commonwealth of Massachusetts, The Alger Institutional Funds, an open-end diversified management investment company organized under the laws of the Commonwealth of Massachusetts (The Alger Funds and The Alger Institutional Funds hereinafter referred to collectively as the "FUND"), and Fred Alger & Company, Incorporated, a registered broker-dealer organized under the laws of the State of Delaware (hereinafter the "UNDERWRITER").

                                  WITNESSETH:

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "PORTFOLIOS"); and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, Fred Alger Management, Inc. (the "ADVISER") is the investment adviser of the Portfolios of the Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, the Underwriter is the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios set forth in SCHEDULE A on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Fund and the Underwriter agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for receipt of such orders from each Separate Account. Orders must be received by the Company prior to the earlier of 4:00 p.m. Eastern Time or the close of the New York Stock Exchange on a Business Day to receive the net asset value computed that Business Day. The Company represents to the Fund and the Underwriter that all orders transmitted to the Fund and the Underwriter after 4:00 p.m. Eastern Time, or after the close of the New York Stock Exchange if the Exchange closed earlier than 4:00 p.m. Eastern Time that day, were received by the Company prior to such time. Receipt by such designee shall constitute receipt by the Fund; provided that the Fund or the Underwriter receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 9:00 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire from the Company's designated Settling Bank to the NSCC. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows Fund's and Companies to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund and the Underwriter agree to sell the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund or the Underwriter receives notice of such order by 10:00 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian.

1.2 The Fund and the Underwriter agree to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees or Directors, as applicable, of the Fund (hereinafter the "TRUSTEES/DIRECTORS") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 The Fund and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Underwriter receives notice of such request for redemption via the NSCC by 9:00 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 10:00 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Underwriter receives notice of such request for redemption by 10:00 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 10:00 a.m. Eastern Time on such Business Day.

1.4 The Company agrees to purchase and redeem the shares of the Portfolios named in SCHEDULE A offered by the then current prospectus of the Fund in accordance with the provisions of the applicable prospectus.

1.5 The Company will place net purchase/redemption orders to purchase or redeem shares of each Portfolio.

1.6 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.7 The Underwriter shall furnish notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares no later than the ex-dividend date. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund.

1.8 The Underwriter shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:30 p.m. Eastern Time on such Business Day.

       A. If the Underwriter or the Fund provides materially incorrect share net asset value information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment with respect to the Portfolio shares purchased or redeemed to reflect the correct net asset value per share.

       B. The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. The Company shall be entitled to (1) an adjustment with respect to Fund shares purchased or redeemed to reflect the correct net asset value per share and (2) reimbursement of expenses incurred by the Company in connection with the Company's responsibility to adjust any Contract owners account value as to any amount the Company is legally required to pay Contract owners, participants or beneficiaries that have selected a Portfolio as an investment option, and which amount is due to the Fund's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. The Company shall submit an invoice to the Fund or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Fund or its agents result in a gain to the Company, the Company shall immediately reimburse the Fund, the applicable Portfolios or its agents for any material losses incurred by the Fund, the applicable Portfolio or its agents as a result of the incorrect calculation. Should a material miscalculation by the Fund or its agents result in a gain to Contract owners, participants, or beneficiaries, the Company will consult with the Fund or its designee as to what reasonable efforts shall be made to recover the money and repay the Fund, the applicable Portfolio or its agents. The Company shall then make such reasonable effort, at the expense of the Fund or its agents, to recover the money and repay the Fund, the applicable Portfolio or its agents; but the Company shall not be obligated to take legal action against Contract owners, participants or beneficiaries.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Fund and the Underwriter represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for as long as the Fund shares are sold; (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund shall register and qualify its shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3 The Fund represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund represents that its Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states except that the Fund represents that, to the best information and belief of the Fund, the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the States of Connecticut and California. The Fund and the Underwriter represent that, to the best information and belief of the Fund and the Underwriter, their respective operations are and shall at all times remain in material compliance with the laws of the State of Connecticut to the extent required to perform this Agreement

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Fund represents and warrants that all of its Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable fidelity insurance company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount that the Company, the Fund, and the Underwriter deem reasonably necessary or appropriate to protect the Fund and the Underwriter as well as their respective directors, officers, employees and agents, but in no event not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable fidelity insurance company. Further, the Company represents and warrants that it shall maintain insurance of such types and in such amounts as it may reasonably deem necessary or appropriate to protect the Fund or the Underwriter as well as their respective directors, officers, employees and agents against loss from errors or omissions in performance of the Company's duties and obligations described in or contemplated by this Agreement. The Company shall notify the Fund and the Underwriter of any material changes to the aforementioned liability insurance.

2.10 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Connecticut and any applicable state and federal securities laws.

2.11 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's shares pursuant to this Agreement.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Fund shall provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund shall provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information, subject to the provisions of Section 4.1.

3.2(a). The Fund shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b). The Fund shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Fund shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's statement of additional information shall be obtainable by Contract owners from the Fund, the Underwriter, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. The Fund will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is described, at least five (5) calendar days prior to its use. No such literature or material shall be used without prior approval from the Fund, the Underwriter or their designee, however, the failure to object in writing within two (2) Business days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to previously approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved and issued by the Fund or its designee and furnished in writing to the Company, except with the express permission of the Fund or its designee, which shall not be unreasonably withheld.

4.3 The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five (5) calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, which shall not be unreasonably withheld; however, the failure to object in writing within two (2) Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to previously approved materials.

4.4 Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the express permission of the Company, which shall not be unreasonably withheld.

4.5 The Fund will provide to the Company at least one (1) complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6 The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund and that all use of any designation comprised in whole or part of such names or marks under this Agreement shall inure to the benefit of the Fund and the Underwriter. Except as provided in
Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund or the Underwriter, which shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Fund and Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in Section 4.3, the Fund and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company, which shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Fund and Underwriter shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Fund shall pay the fees and expenses provided for in the attached SCHEDULE B.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

       (a) The Company agrees to indemnify and hold harmless the Fund, the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Fund to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Underwriter by the Company or persons under its control; or

         (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2  Indemnification By the Underwriter

       (a) The Underwriter agrees, with respect to each Portfolio set forth in Schedule A, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes and are held through the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

        (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Underwriter (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

        (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

        (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

        (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

    (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

    (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Fund

    (a) The Fund agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

        (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any

               Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Fund (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

         (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Fund of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.4.  Indemnification Procedure

       (a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

         (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

         (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934, the Advisers Act, and 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

       (a) at the option of any party upon one hundred twenty (120) days' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

       (b) at the option of the Fund or the Underwriter upon an adverse finding against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, the Underwriter or the Adviser are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

       (c) at the option of the Company upon an adverse finding against the Fund, the Underwriter or the Adviser by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's or the Fund's ability to perform its obligations under this Agreement; or

       (d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

       (e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within thirty (30) days of receipt of such notice of breach; or

       (f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Underwriter or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

       (g) at the option of the Fund or the Underwriter if the Fund or the Underwriter respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or Underwriter.

8.2  Notice Requirement

       (a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
            Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

       (b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least sixty (60) days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4  Effect of Termination

       (a)  Notwithstanding any termination of this Agreement pursuant to
            Section 8.1(a) through 8.1(g) of this Agreement and subject to
            Section 1.2 of this Agreement, the Company may require the Fund and the Underwriter to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body.

       (b) Fund and/or Underwriter shall remain obligated to pay Company the fee in effect as of the date of termination for so long as shares are held by the Contracts and Company continues to provide services to the Contracts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

                 If to the Company:

                           Hartford Life Insurance Company
                           200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                           Attention: Vice President, Investment Products
                           Division

                 with a copy to:

                           General Counsel
                           Hartford Life Insurance Company
                           200 Hopmeadow Street
                           Simsbury, Connecticut 06089

                 If to the Fund:

                           The Alger Funds or The Alger Institutional Funds c/o Fred Alger & Company, Incorporated
                           30 Montgomery Street
                           Jersey City, NJ 07302

                           Attention: Frederick A. Blum, Treasurer &
                                      Assistant Secretary

                 If to the Underwriter:

                           Fred Alger & Company, Incorporated
                           30 Montgomery Street
                           Jersey City, NJ 07302

                           Attention: Frederick A. Blum, Treasurer

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) that is obtained in the course of performance of their duties and obligations under this Agreement only as necessary to effect the terms and conditions of this Agreement or as permitted or required by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If any party outsources services provided for under this Agreement to a third party, to the extent reasonable and practicable, such party will ensure that such third party shall maintain the security and confidentiality of any information provided to them by any party to this Agreement.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

10.9 This Agreement may be amended by a written agreement signed by authorized representatives of the parties. This Agreement, together with any Schedules attached hereto, contains the entire agreement between the parties relating to the subject matter, and shall supersede any prior agreements or understandings between the parties hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY            THE FUND

By         /s/ David Levenson              By         /s/ Frederick A. Blum
           ------------------------------             ------------------------------
Name:      David Levenson                  Name:      Frederick A. Blum
Title:     Senior Vice President, Retail   Title:     Treasurer and Assistant
           Products                                   Secretary

FRED ALGER & COMPANY, INCORPORATED

By         /s/ Frederick A. Blum
           ------------------------------
Name:      Frederick A. Blum
Title:     Treasurer

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, Kl, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Eleven

                                   PORTFOLIOS

THE ALGER INSTITUTIONAL FUNDS

The Alger Capital Appreciation Fund Class I
The Alger Capital Appreciation Fund Class R

Alger MidCap Growth Fund Class I
Alger MidCap Growth Fund Class R

Alger LargeCap Growth Fund Class I

                                   SCHEDULE B

In consideration of the services provided by the Company, the Fund agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within thirty (30) days of the end of each calendar quarter.

                        PORTFOLIO                          SERVICE FEES    12B-1 FEES
---------------------------------------------------------------------------------------
The Alger Capital Appreciation Institutional Fund Class I       0.30%          0.25%
The Alger Capital Appreciation Institutional Fund Class R       0.30%          0.50%
Alger MidCap Growth Institutional Fund Class I                  0.30%          0.25%
Alger MidCap Growth Institutional Fund Class R                  0.30%          0.50%
Alger LargeCap Growth Institutional Fund Class I                0.30%          0.25%

                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT

                                    Between

                      FRED ALGER & COMPANY, INCORPORATED,

                                THE ALGER FUNDS,

                         THE ALGER INSTITUTIONAL FUNDS

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 3rd day of July, 2007 between Hartford Life Insurance Company ("Hartford"), and Fred Alger & Company, Inc., a Delaware corporation ("Underwriter") and The Alger Funds and The Alger Institutional Funds, each a Massachusetts business trust (collectively, the "Funds").

WHEREAS, the parties entered into a Retail Fund Participation Agreement dated August 9, 2004 (the "Agreement"). All terms not defined herein shall have the meanings assigned to them in the Agreement;

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds;

NOW, THEREFORE, the parties agree as follows:

1.   Schedules A and B shall be replaced by the attached Schedules A and B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY        FRED ALGER & COMPANY, INCORPORATED

By:       /s/ Jason Frain              By:       /s/ Lisa Moss
          ---------------------------            ---------------------------
Name:     Jason Frain                  Name:     Lisa Moss
Title:    Assistant Vice President     Title:    Vice President
Date:     7/5/07                       Date:     July 3, 2007

                                       THE ALGER FUNDS

                                       By:       /s/ Lisa Moss
                                                 ---------------------------
                                       Name:     Lisa Moss
                                       Title:    Assistant Secretary
                                       Date:     July 3, 2007

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC,
Separate Account Two, Separate Account Eleven, Fourteen

                                   PORTFOLIOS

All Class I shares
All Class R shares
All Class N shares

                                   SCHEDULE B

In consideration of the services provided by the Company, the Funds agree to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                                                 ADDITIONAL PAYMENTS FROM THE
                                                  LEGITIMATE PROFITS OF FRED
SHARE                         SHAREHOLDER        ALGER MANAGEMENT, INC. OR ITS           TOTAL
CLASS       12B-1 FEES      SERVICING FEES                AFFILIATES                 COMPENSATION
----------------------------------------------------------------------------------------------------
A               0.25%              N/A                        0.25%                       0.50%
I                N/A              0.25%                       0.30%                       0.55%
N               0.25%              N/A                        0.15%                       0.40%
R               0.50%             0.25%                       0.05%                       0.80%

The minimum quarterly shareholder servicing fee payable by the Distributor is $25. If fees due to the Company during a quarter total less than the $25 minimum payment, the Company will not be paid for providing shareholder services for that quarter.

If the Company is compensated at a lower rate than the compensation stated herein, but fails to alert the Distributor within three months of a lower payment, the Distributor will not adjust the Company's compensation retroactively.

                                FIRST AMENDMENT
                                     TO THE
                      RETAIL FUND PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT, dated effective as of March 20, 2009 ("Effective Date"), is by and between HARTFORD LIFE INSURANCE COMPANY ("Company") and FRED ALGER & COMPANY, INCORPORATED ("Underwriter"), and THE ALGER FUNDS, THE ALGER INSTITUTIONAL FUNDS, THE ALGER FUNDS II AND ALGER CHINA-U.S. GROWTH FUND (collectively, the "Fund") and amends that certain Retail Fund Participation Agreement between the Company, the Fund and the Underwriter, dated August 9, 2004 (the "Agreement").

                                  WITNESSETH:

WHEREAS, the Company, the Fund and the Underwriter wish to amend the Agreement to add Class A shares of the Portfolios and related fees and update the Separate Accounts to be set forth on SCHEDULE A and SCHEDULE B of the Agreement; and

WHEREAS, the Company desires to add two new paragraphs to the Agreement; and

WHEREAS, each of the Fund and the Underwriter wish to update their address for notice in the Agreement.

NOW THEREFORE, in consideration of the above, Company, the Fund and Underwriter hereby agree as follows:

1. SCHEDULES A AND B to the Agreement are deleted in their entirety and replaced with the attached "SCHEDULE A" and "SCHEDULE B".

2.    The following is added as a new section entitled Section 8.1(h) of the
      Agreement:
      "(h) This Agreement shall automatically renew for successive one year periods, unless any party notifies the others of termination as set forth under Section 8.1 of the Agreement."

3.    The following is added as a new section entitled Section 8.4(c) of the
      Agreement:
      "(c) In the event of the insolvency or liquidation of Company, fees shall continue to be payable directly to Company or its liquidator, receiver, conservator or statutory successor, without diminution and reasonable provision for verification by Company or its liquidator, receiver, conservator or statutory successor."

4.    The address for notice in Section 9.1 of the Agreement for each of the

Fund and the Underwriter is updated as follows:

If to the Fund:

     The Alger Funds or The Alger Institutional Fund
     111 Fifth Avenue
     New York, New York 10003

     Attention: General Counsel

If to the Underwriter:

     Fred Alger & Company, Incorporated
     111 Fifth Avenue
     New York, New York 10003

     Attention: General Counsel

5. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

5. The Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, Company, the Fund and Underwriter have caused this First Amendment to be executed by their duly authorized officers effective as of the Effective Date.

                                HARTFORD LIFE INSURANCE COMPANY

                                     By:    /s/ Jason Frain
                                            ------------------------------------
                                     Name:  Jason Frain
                                     Title: Assistant Vice President

                                FRED ALGER & COMPANY, INCORPORATED

                                     By:    /s/ Lisa Moss
                                            ------------------------------------
                                     Name:  Lisa Moss
                                     Title: Senior Vice President

                                THE ALGER FUNDS, THE ALGER
                                INSTITUTIONAL FUNDS, THE ALGER FUNDS II
                                AND ALGER CHINA-U.S. GROWTH FUND

                                     By:    /s/ Lisa Moss
                                            ------------------------------------
                                     Name:  Lisa Moss
                                     Title: Assistant Secretary

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors or Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Two, Separate Account Eleven, Separate Account Fourteen

                                   PORTFOLIOS

THE ALGER INSTITUTIONAL FUNDS

Alger Capital Appreciation Institutional Fund Class I
Alger Capital Appreciation Institutional Fund Class R
Alger MidCap Growth Institutional Fund Class I
Alger MidCap Growth Institutional Fund Class R
Alger LargeCap Growth Institutional Fund Class I
Alger LargeCap Growth Institutional Fund Class R
Alger SmallCap Growth Institutional Fund Class I
Alger SmallCap Growth Institutional Fund Class R

The Alger Family of Funds

Alger Capital Appreciation Fund Class A
Alger LargeCap Growth Fund Class A
Alger MidCap Growth Fund Class A
Alger SMidCap Growth Fund Class A
Alger SmallCap Growth Fund Class A
Alger Growth Opportunities Fund Class A
Alger Health Sciences Fund Class A
Alger Balanced Fund Class A
Alger Convertible Fund Class A
Alger Spectra Fund Class A
Alger Green Fund Class A
Alger Analyst Fund Class A
Alger International Opportunities Fund Class A
Alger China-U.S. Growth Fund Class A

SCHEDULE B

In consideration of the services provided by the Company, the Fund agrees to pay the Company an amount equal to the following basis point per annum on the average aggregate amount invested by the Company's Separate Account(s) in each of the Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                                                                                 12B-1 AND/ OR
                                                                                  SHAREHOLDER
                         PORTFOLIO                             SERVICE FEES       SERVICE FEE
------------------------------------------------------------------------------------------------
Alger Capital Appreciation Institutional Fund Class I              (.30)%            (0.25)%
Alger Capital Appreciation Institutional Fund Class R              (.30)%            (0.50)%
Alger MidCap Growth Institutional Fund Class I                     (.30)%            (0.25)%
Alger MidCap Growth Institutional Fund Class R                     (.30)%            (0.50)%
Alger LargeCap Growth Institutional Fund Class I                   (.30)%            (0.25)%
Alger LargeCap Growth Institutional Fund Class R                   (.30)%            (0.50)%
Alger SmallCap Growth Institutional Fund Class I                   (.30)%            (0.25)%
Alger SmallCap Growth Institutional Fund Class R                   (.30)%            (0.50)%
Alger Capital Appreciation Fund Class A                            (.30)%            (0.25)%
Alger LargeCap Growth Fund Class A                                 (.30)%            (0.25)%
Alger MidCap Growth Fund Class A                                   (.30)%            (0.25)%
Alger SMidCap Growth Fund Class A                                  (.30)%            (0.25)%
Alger SmallCap Growth Fund Class A                                 (.30)%            (0.25)%
Alger Growth Opportunities Fund Class A                            (.30)%            (0.25)%
Alger Health Sciences Fund Class A                                 (.30)%            (0.25)%
Alger Balanced Fund Class A                                        (.30)%            (0.25)%
Alger Convertible Fund Class A                                     (.30)%            (0.25)%
Alger Spectra Fund Class A                                         (.30)%            (0.25)%
Alger Green Fund Class A                                           (.30)%            (0.25)%
Alger Analyst Fund Class A                                         (.30)%            (0.25)%
Alger International Opportunities Fund Class A                     (.30)%            (0.25)%
Alger China-U.S. Growth Fund Class A                               (.30)%            (0.25)%

The minimum quarterly fee payable by the Underwriter is $25. If fees due to the Company during a quarter total less than the $25 minimum payment, the Company will not be paid for that quarter.

If the Company is compensated at a lower rate than the compensation stated herein, but fails to alert the Underwriter within three months of a lower payment, the Underwriter will not adjust the Company's compensation retroactively.

                                   AMENDMENT
                                     TO THE
                      RETAIL FUND PARTICIPATION AGREEMENT
                                 BY AND BETWEEN
               HARTFORD LIFE INSURANCE COMPANY, THE ALGER FUNDS,
      THE ALGER INSTITUTIONAL FUNDS AND FRED ALGER & COMPANY, INCORPORATED

Pursuant to Sections 10.8 and 10.9 of the Retail Fund Participation Agreement dated August 9, 2004 by and among Hartford Life Insurance Company, The Alger Funds, The Alger Institutional Funds and Fred Alger & Company, Incorporated, as amended July 3, 2007 and March 20, 2009 (the "AGREEMENT"), the Agreement is hereby amended as provided below (the "AMENDMENT"), effective as of the latest date set forth below:

1. Hartford Securities Distribution Company, Inc., a broker-dealer registered with the Securities Exchange Commission under the Securities Act of 1934, a member of the Financial Industry Regulatory Authority, and affiliate of Hartford Life Insurance Company, is hereby added as a party to this Agreement.

2. The Alger Portfolios, a Massachusetts business trust with series portfolios that are registered investment companies. Is hereby added to the Agreement.

3. Section 9.1(a) is hereby amended to add the following to the end of this section:

      If to Hartford Securities Distribution Company, Inc.:

            Hartford Securities Distribution Company, Inc.
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Retirement Plans

      With a copy to:

            Hartford Securities Distribution Company, Inc.
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: General Counsel

4. Schedules A AND B to the Agreement are deleted in their entirety and replaced with the attached "SCHEDULE A" and "SCHEDULE B".

5. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

6. The Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement.

FRED ALGER & COMPANY,                         THE FUND
INCORPORATED

    Hal Liebes, Executive Vice               Hal Liebes, Secretary
    President
    Print name and title                     Print name and title
    /s/ Hal Liebes                           /s/ Hal Liebes
    -----------------------------------      -----------------------------------
    Signature                                Signature
    Date 18/8/09                             Date 10/8/09

HARTFORD LIFE INSURANCE COMPANY               HARTFORD SECURITIES DISTRIBUTION
                                              COMPANY, INC.

    Richard E. Cady, Assistant Vice          Richard E. Cady, Assistant Vice
    President                                President
    Print name and title                     Print name and title
    /s/ Richard E. Cady                      /s/ Richard E. Cady
    -----------------------------------      -----------------------------------
    Signature                                Signature
    Date 10/7/09                             Date 10/7/09

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts.

                                   PORTFOLIOS

THE ALGER INSTITUTIONAL FUNDS

Alger Capital Appreciation Institutional Fund Class I
Alger Capital Appreciation Institutional Fund Class R
Alger MidCap Growth Institutional Fund Class I
Alger MidCap Growth Institutional Fund Class R
Alger LargeCap Growth Institutional Fund Class I
Alger LargeCap Growth Institutional Fund Class R
Alger SmallCap Growth Institutional Fund Class I
Alger SmallCap Growth Institutional Fund Class R

The Alger Family of Funds

Alger Capital Appreciation Fund Class A
Alger LargeCap Growth Fund Class A
Alger MidCap Growth Fund Class A
Alger SMidCap Growth Fund Class A
Alger SmallCap Growth Fund Class A
Alger Growth Opportunities Fund Class A
Alger Health Sciences Fund Class A
Alger Balanced Fund Class A
Alger Convertible Fund Class A
Alger Spectra Fund Class A
Alger Green Fund Class A
Alger Analyst Fund Class A
Alger International Opportunities Fund Class A
Alger China-U.S. Growth Fund Class A

The Alger Portfolios

Alger Capital Appreciation Portfolio Class I-2
Alger Large Cap Growth Portfolio Class I-2
Alger Mid Cap Growth Portfolio Class I-2
Alger SMid Cap Growth Portfolio Class I-2
Alger Small Cap Growth Portfolio Class I-2
Alger Growth & Income Portfolio Class I-2
Alger Balanced Portfolio Class I-2

                                   SCHEDULE B

In consideration of the services provided by the Company, the Fund agrees to pay the Company an amount equal to the following basis point per annum on the average aggregate amount invested by the Company's Separate Account(s) in each of the Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

Fees paid in accordance with the Fund's Rule 12b-1 plans as described in Section
2.4 and identified below will be made payable to the Company's affiliate, Hartford Securities Distribution Company, Inc., a broker-dealer registered with the Securities Exchange Commission under the Securities Act of 1934 and member of the Financial Industry Regulatory Authority. "Service fees" paid for sub-accounting/recordkeeping services will be made payable to the Company.

                                                                                                                ADDITIONAL
                                                                                           12B-1 AND/ OR       COMPENSATION
                                                                            SERVICE         SHAREHOLDER        FROM ALGER'S
                              PORTFOLIO                                       FEES          SERVICE FEE     LEGITIMATE PROFITS
-------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Institutional Fund Class I                          (.30)%           (0.25)%              N/A
Alger Capital Appreciation Institutional Fund Class R                          (.30)%           (0.50)%              N/A
Alger MidCap Growth Institutional Fund Class I                                 (.30)%           (0.25)%              N/A
Alger MidCap Growth Institutional Fund Class R                                 (.30)%           (0.50)%              N/A
Alger LargeCap Growth Institutional Fund Class I                               (.30)%           (0.25)%              N/A
Alger LargeCap Growth Institutional Fund Class R                               (.30)%           (0.50)%              N/A
Alger SmallCap Growth Institutional Fund Class I                               (.30)%           (0.25)%              N/A
Alger SmallCap Growth Institutional Fund Class R                               (.30)%           (0.50)%              N/A
Alger Capital Appreciation Fund Class A                                        (.30)%           (0.25)%              N/A
Alger LargeCap Growth Fund Class A                                             (.30)%           (0.25)%              N/A
Alger MidCap Growth Fund Class A                                               (.30)%           (0.25)%              N/A
Alger SMidCap Growth Fund Class A                                              (.30)%           (0.25)%              N/A
Alger SmallCap Growth Fund Class A                                             (.30)%           (0.25)%              N/A
Alger Growth Opportunities Fund Class A                                        (.30)%           (0.25)%              N/A
Alger Health Sciences Fund Class A                                             (.30)%           (0.25)%              N/A
Alger Balanced Fund Class A                                                    (.30)%           (0.25)%              N/A
Alger Convertible Fund Class A                                                 (.30)%           (0.25)%              N/A
Alger Spectra Fund Class A                                                     (.30)%           (0.25)%              N/A
Alger Green Fund Class A                                                       (.30)%           (0.25)%              N/A
Alger Analyst Fund Class A                                                     (.30)%           (0.25)%              N/A
Alger International Opportunities Fund Class A                                 (.30)%           (0.25)%              N/A
Alger China-U.S. Growth Fund Class A                                           (.30)%           (0.25)%              N/A
Alger Capital Appreciation Portfolio Class I-2                                  N/A               N/A              (0.10)%
Alger Large Cap Growth Portfolio Class I-2                                      N/A               N/A              (0.10)%
Alger Mid Cap Growth Portfolio Class I-2                                        N/A               N/A              (0.10)%
Alger SMid Cap Growth Portfolio Class I-2                                       N/A               N/A              (0.10)%
Alger Small Cap Growth Portfolio Class I-2                                      N/A               N/A              (0.10)%
Alger Growth & Income Portfolio Class I-2                                       N/A               N/A              (0.10)%
Alger Balanced Portfolio Class I-2                                              N/A               N/A              (0.10)%

The minimum quarterly fee payable by the Underwriter is $25. If fees due to the Company during a quarter total less than the $25 minimum payment, the Company will not be paid for that quarter.

If the Company is compensated at a lower rate than the compensation stated herein, but fails to alert the Underwriter within three months of a lower payment, the Underwriter will not adjust the Company's compensation retroactively.